Exhibit 10.01


                                 COMDISCO, INC.
                            1998 STOCK OPTION PROGRAM

1. PURPOSE. The purpose of the Comdisco, Inc. 1998 Stock Option Program ("Program") is to increase stockholder value and to advance the interests of Comdisco, Inc. ("Comdisco") and its subsidiaries (collectively, the "Company") by providing a variety of economic incentives designed to attract, retain, and motivate officers and other key employees and by strengthening the mutuality of interest between such employees and the Company's stockholders. As used in this Program, the term "subsidiary" means any business, whether or not incorporated, in which Comdisco has a direct or indirect ownership interest.

2.       ADMINISTRATION.

         2.1 Administration by Committee. The Program shall be administered by the Compensation Committee of the Comdisco Board of Directors ("Committee"), which shall consist of two or more non-employee directors within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended ("Exchange Act") who also qualify as outside directors within the meaning of
                  Section 162(m) and the related regulations under the Internal Revenue Code of 1986, as amended. The Chief Executive Officer of the Company may exercise any or all authority otherwise delegated to the Committee under the terms of the Program with respect to the grant or administration of incentives made to or held by persons who, at the time of the exercise of such authority, are not subject to Section 16(a) of the Exchange Act.

         2.2      Authority.  Subject  to the  provisions  of the  Program,  the
                  Committee shall have the authority to (a) interpret the provisions of the Program, and prescribe, amend, and rescind rules and procedures relating to the Program, (b) grant incentives under the Program, in such forms and amounts and subject to such terms and conditions as it deems appropriate, including, without limitation, incentives which are made in combination with or in tandem with other incentives (whether or not contemporaneously granted) or compensation in lieu of current or deferred compensation, (c) modify the terms of, cancel and reissue, or repurchase outstanding incentives, subject to subsection 7.7, and (d) make all other determinations and take all other actions as it deems necessary or desirable for the administration of the Program. The determination of the Committee on matters within its authority shall be conclusive and binding on the Company and all other persons. The Committee shall comply with all applicable law in administering the Program.

3. Participation. Subject to the terms and conditions of the Program, the Committee shall designate from time to time the directors and employees of the Company (including employees who are directors of Comdisco) who shall receive incentives under the Program ("Participants"). All officers, directors (including non-employee directors) and other full-time employees of the Company are eligible to receive stock options under the Program. Participation, the grant of options for persons subject to Section 16(a) of the Exchange Act, must be determined by the Committee.

4.       SHARES SUBJECT TO THE PROGRAM

         4.1 Number of Shares Reserved. Subject to adjustment in accordance with subsections 4.2 and 4.3, the aggregate number of shares of Comdisco Common Stock ("Common Stock") available for incentives under the Program shall be 8,000,000 shares. All shares of Common Stock issued under the Program may be authorized and unissued shares or treasury shares. All of such shares may, but need not, be issued pursuant to the exercise of stock options. The maximum number of shares of common stock that may be granted in the form of a Stock Option pursuant to any award granted in any fiscal year to a Participant shall be 300,000 shares.

         4.2      Reusage of Shares.

                  (a) In the event of the expiration or termination (by reason of forfeiture, expiration, cancellation, surrender, or otherwise) of any incentive under the Program, that number of shares of Common Stock that was subject to the grant but not delivered shall be available again for grant under the Program.

                  (b) In the event that shares of Common Stock are delivered under the Program and are thereafter forfeited or reacquired by the Company pursuant to rights reserved upon the award thereof, such forfeited or reacquired shares shall be available again for grant under the Program.

         4.3 Adjustments to Shares Reserved. In the event of any merger, consolidation, reorganization, recapitalization, spinoff, stock dividend, stock split, reverse stock split, exchange, or other distribution with respect to shares of Common Stock or other change in the corporate structure or capitalization affecting the Common Stock, the type and number of shares of stock which are or may be subject to options under the Program and the terms of any outstanding options (including the price at which shares of stock may be issued pursuant to an outstanding option) shall be equitably adjusted by the Committee, in its sole discretion, to preserve the value of options awarded or to be awarded to Participants under the Program.

5.       STOCK OPTIONS.

         5.1 Awards. Subject to the terms and conditions of the Program, the Committee shall designate the directors and/or employees to whom options to purchase shares of Common Stock ("Stock Options") are to be awarded under the Program and shall determine the number, type, and terms of the Stock Options to be awarded to each of them. Each Stock Option shall expire not later than 10 years and one day after the date of grant. The option price per share ("Option Price") for any Stock Option awarded shall not be less than the Fair Market Value of a share of Common Stock on the date the Stock Option is granted. Each Stock Option awarded under the Program shall be a "nonqualified stock option" for tax purposes unless the Stock Option satisfies all of the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the Committee designates such Stock Option as an "Incentive Stock Option".

         5.2 Manner of Exercise. A Stock Option may be exercised by notice to the Company specifying the number of shares of Common Stock to be purchased and shall be accompanied by payment of the Option Price by cash or check or, in the discretion of the Committee, by the delivery of shares of Common Stock then owned by the Participant or certification of such ownership. In the discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker or lending institution to deliver promptly to the Company the amount of sale or loan proceeds to pay the Option Price. The exercise shall be effective upon compliance with the foregoing, unless the Committee specifies a later date.

         5.3 Dividend Equivalents. The Committee may grant dividend equivalents in connection with any option granted under this Program. Such dividend equivalents may be payable in cash or in shares of Common Stock upon such terms and conditions as the Committee in its sole discretion deems appropriate.

6.       GENERAL.

         6.1 Effective Date. The Program will become effective upon its approval by the Board of Directors of Comdisco.

         6.2 Duration. The Program shall remain in effect until all options granted under the Program have been satisfied by the issuance of shares of Common Stock, or the payment of cash, or have been terminated in accordance with the terms of the Program or the option. No option may be granted under the Program after the tenth anniversary of its effective date.

         6.3 Non-transferability of Options. No option granted under the Program may be transferred, pledged, or assigned by the Participant except by will or the laws of descent and distribution in the event of death, and the Company shall not be required to recognize any attempted assignment of such rights by any Participant. During a Participant's lifetime, options may be exercised only by the Participant or by the Participant's guardian or legal representative. Notwithstanding the foregoing, at the discretion of the Committee, a grant of an option may permit the transfer of the option by the Participant solely to members of the Participant's immediate family or trusts or family partnerships for the benefit of such persons, subject to such terms and conditions as may be established by the Committee.

         6.4      Compliance with Applicable Law and Withholding.

                  (a) The award of any benefit under the Program may also be made subject to such other provisions as the Committee determines appropriate, including, without limitation, provisions to comply with federal and state securities laws or stock exchange requirements.

                  (b) If, at any time, the Company, in its sole discretion, determines that the listing, registration, or qualification of any type of option, or the shares of Common Stock issuable pursuant thereto, is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable, the issuance of shares of Common Stock pursuant to any incentive, or the removal of any restrictions imposed on shares subject to an incentive, may be delayed until such listing, registration, qualification, consent, or approval is effected.

                  (c) The Company shall have the right to withhold from any award under the Program or to collect as a condition of any payment under the Program, as applicable, any taxes required by law to be withheld. To the extent permitted by the Committee, a Participant may elect to have any distribution, or a portion thereof, otherwise required to be made under the Program to be withheld or to surrender to the Company previously owned shares of Common Stock to any tax withholding obligation.

         6.5. No Continued Employment. Participation in the Program will not give any Participant the right to be retained in the employ of the Company or any right or claim to any benefit under the Program unless such right or claim has specifically accrued under the terms of any Stock Option under the Program.

         6.6 Treatment as a Stockholder. No Stock Option granted to a Participant under the Program shall create any rights in such Participant as a stockholder of the Company until shares of Common Stock related to the Stock Option are registered in the name of the Participant.

         6.7 Amendment or Discontinuation of the Program. The Board of Directors may amend, suspend, or discontinue the Program at any time; provided, however, that no amendment, suspension or discontinuance shall adversely affect any outstanding benefit and if any law, agreement or exchange on which Common Stock of Comdisco is traded requires stockholder approval for an amendment to become effective, no such amendment shall become effective unless approved by vote of Comdisco's stockholders.

         6.8 Acceleration of Incentives. Notwithstanding any provision in this Program to the contrary or the normal terms of vesting in any option, all outstanding Stock Options will become exercisable immediately, if a Change of Control occurs. For purposes of this Program, a "Change of Control" shall have occurred if:

                  (1) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of
                           1934), directly or indirectly, of securities of the Company (or other securities convertible into such securities) representing more than 35% of the combined  voting  power  of  all  securities  of  the
                           Company entitled to vote in the election of directors, other than securities having such power only by reason of the happening of a contingency or
                           (b) a majority of the members of the Board of Directors of the Company shall cease to be Continuing Members. For this purpose, "Continuing Member" means a member of the Board of Directors of the Company who either (i) was a member of the Company's Board of Directors on the Effective Date hereof and has been such continuously thereafter or (ii) became a member of such Board of Directors after the Effective Date and whose election or nomination for election was approved by a vote of at least two-thirds of the Continuing Members then members of the Company's Board of Directors.

                  (2) the stockholders of Comdisco approve a merger or consolidation of Comdisco with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of Comdisco outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 75% of the combined voting power of the voting securities of Comdisco or such surviving entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of Comdisco (or similar transaction) in which no Person acquires more than 35% of the combined voting power of Comdisco's then outstanding securities; or

                  (3) the stockholders of Comdisco approve a plan of complete liquidation of Comdisco or an agreement for the sale or disposition by Comdisco of all or substantially all of its assets (or any transaction having a similar effect).

                           The Committee may also determine, in its discretion, that a sale of a substantial portion of Comdisco's assets or one of its businesses constitutes a "Change of Control" with respect to incentives held by Participants employed in the affected operation.
         6.9 Definition of Fair Market Value. Except as otherwise determined by the Committee, the Fair Market Value of a share of Common Stock as of any date shall be equal to the closing sale price of a share of Common Stock on the immediately preceding date as reported on the New York Stock Exchange Composite Reporting Tape.

         6.10 Other Compensation Plans. Nothing contained in the Program shall prevent the Company from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

         6.11 No Illegal Transactions. The Program and all Stock Options granted pursuant to it are subject to all laws and regulations of any governmental authority which may be applicable thereto; and notwithstanding any provision of the Program or any Stock Options, Participants shall not be entitled to exercise Stock Options or receive the benefits thereof and the Company shall not be obligated to deliver any Common Stock or pay any benefits to a Participant if such exercise, delivery, receipt or payment of benefits would constitute a violation by the Participant or the Company of any provision of any such law or regulation.

         6.12 No Trust or Fund Created. Neither the Program nor any Stock Option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the extent that any person acquires a right to receive Common Stock from the Company pursuant to a Stock Option, such right shall be no greater than the right of an unsecured general creditor of the Company.

         6.13 Controlling Law. The law of the State of Illinois, except its law with respect to choice of law and except as to matters relating to corporate law (in which case the corporate law of the State of Delaware shall control), shall be controlling in all matters relating to the Program.

         6.14 Tax Litigation. The Company shall have the right to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue that is related to the Program and that the Company believes to be important to Participants and to conduct any such contest or any litigation arising therefrom to a final decision. Participants agree to cooperate with the Company in any such contest.

         6.15 Severability. If all or any part of the Program is declared by any court of governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of the Program not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner in which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

         6.16 Indemnification. Each person who is or at any time serves as a member of the Board of Directors or the Committee shall be indemnified and held harmless by the Company against and from:
                  (i) any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which such person may be a party or in which such person may be involved by reason of any action or failure to act under the Program; and (ii) any and all amounts paid by such person in satisfaction of judgment in any such action, suit or proceeding relating to the Program. Each person covered by this indemnification shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the By-Laws of the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify such person or hold such person harmless.

         6.17 Reliance on Reports. Each member of the Board of Directors and the Committee shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of, or counsel for, the Company and upon any other information furnished in connection with the Program. In no event shall any person who is or shall have been a member of the Board of Directors, or the Committee be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

         6.18 Expenses. The Company shall bear all expenses of administering the Program.

         6.19 Title and Headings. The titles and headings of the sections in the Program are for convenience of reference only, and in the event of any conflict, the text of the Program, rather than such titles or headings, shall control.